UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017

TRANS-LUX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2257	13-1394750
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

445 Park Avenue, Suite 2001, New York, NY	10022
(Address of principalexecutive offices)	(zip code)

Registrant’s telephone number, including area code: (800) 243-5544

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01

Entry into a Material Definitive Agreement

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 28, 2017, Trans-Lux Corporation (the “Company”) entered into that certain Credit Agreement (the “Credit Agreement”) with Arnold Penner (“Lender”), pursuant to which the Company can borrow up to $1.5 million from the Lender at an interest rate of 15% and additional fees.  To date, the Company has borrowed $1.5 million under the Credit Agreement.  The maturity date of the loan is August 27, 2017.  Under the Credit Agreement, the Company granted the Lender a security interest in accounts receivable, materials and intangibles relating to a certain sales order for equipment issued in June 2017.

In connection with the Credit Agreement, the Company and its wholly-owned subsidiaries Trans-Lux Display Corporation, Trans-Lux Midwest Corporation and Trans-Lux Energy Corporation, as borrowers, entered into a Fourth Amendment to the Credit and Security Agreement (“Fourth Amendment”), dated as of July 28, 2017, with SCM Specialty Finance Opportunities Fund, L.P. as lender (“SCM”), to provide for certain amendments to that certain Credit and Security Agreement with SCM, dated July 12, 2016, to allow for the Company’s entry into the Credit Agreement with Lender and the security interest granted to Lender thereunder.

This Fourth Amendment also retroactively modified the Company’s reporting requirements related to the fixed charge coverage ratio covenant so that the first test period is for the 12 months ended August 31, 2017 for a ratio of 1.0 to 1.0.  Beginning with the 12 months ended September 30, 2017, the ratio requirement changes to 1.1 to 1.0.

The Company, Lender and SCM also entered into a Mutual Lien Intercreditor Agreement, dated as of July 28, 2017, setting forth SCM’s senior lien position to all collateral of the Company, except for the sales order securing the Credit Agreement, and the rights of each of SCM and Lender with respect to the collateral of the Company.

The foregoing description of the Credit Agreement, the Fourth Amendment and the Mutual Lien Intercreditor Agreement is included to provide information regarding their terms.  It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Credit Agreement, the Fourth Amendment to Credit and Security Agreement and the Mutual Lien Intercreditor Agreement, each of which are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Credit Agreement between Trans-Lux Corporation and Arnold Penner dated as of July 28, 2017.
Exhibit 10.2

Fourth Amendment to Credit and Security Agreement, dated as of July 28, 2017, by and among SCM Specialty Finance Opportunities Fund, L.P., Trans-Lux Corporation, Trans-Lux Display Corporation, Trans-Lux Midwest Corporation and Trans-Lux Energy Corporation.

Exhibit 10.3	Mutual Lien Intercreditor Agreement, dated as of July 28, 2017, by and between SCM Specialty Finance Opportunities Fund, L.P. and Arnold Penner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2017	TRANS-LUX CORPORATION

	By:	/s/ Todd Dupee
		Name:	Todd Dupee
		Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Credit Agreement between Trans-Lux Corporation and Arnold Penner dated as of July 28, 2017.
Exhibit 10.2

Fourth Amendment to Credit and Security Agreement, dated as of July 28, 2017, by and among SCM Specialty Finance Opportunities Fund, L.P., Trans-Lux Corporation, Trans-Lux Display Corporation, Trans-Lux Midwest Corporation and Trans-Lux Energy Corporation.

Exhibit 10.3	Mutual Lien Intercreditor Agreement, dated as of July 28, 2017, by and between SCM Specialty Finance Opportunities Fund, L.P. and Arnold Penner.

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